[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                              MFS(R) INSTITUTIONAL
                              MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your financial adviser.
John W. Ballen*
Mark Regan*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
--------------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 1999, the Fund provided a total return of 22.05% (including the reinvestment of any distributions), which compares to a return of 13.35% for the average mid cap growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Over the same period, the Fund's return also compares to 20.31% for the Russell Mid Cap Growth Index, (the Russell Index), which measures the performance of the 800 smallest companies in the Russell 1000 Index.

The Fund's positive performance can be characterized by four broad themes: individual stocks that performed well, "second-chance" stocks that we were able to identify and take significant positions in, businesses that were acquired by larger-cap companies, and industries that were overweighted based on macroeconomic changes that benefited a large number of companies in a specific segment.

Two stocks that performed well were Gemstar International Group, an electronic program guide services provider, and BJ's Wholesale Club, a discount retailer. The Fund also had a number of second-chance opportunities, in which stocks we held had dramatic price declines. However, after careful evaluation, we determined that the market overreacted, and the companies' problems were short term in nature. An example of these stocks is Sportsline USA, a partner of CBS and provider of sports news and information to the Internet.

In addition, there has been a large divergence in valuations between large-cap and small-cap companies. Many slower-growth, large-cap companies have opted to supplement their growth through the acquisition of attractive small- and mid-sized companies. We sold our positions in Ascend Communications, a data communications company, and Fred Meyer, a supermarket chain, when their valuations went up on news of their acquisitions by Lucent Technologies and Kroger, respectively.

Several industry investments proved very beneficial to the portfolio. Buying oil service stocks as oil prices declined in December 1998 provided positive returns in the first half of 1999. Shifting into semiconductor manufacturing companies in the middle of the first half of 1999 also has benefited the Fund.

The past 12-month period was marked by exceptional volatility in the small- and mid-cap markets. We believe this volatility was driven by a number of factors. During the summer and fall, the markets fell dramatically because of the economic crises in Asia and Russia. Valuations reached historical lows in the small- and mid-cap markets as liquidity and fear drove the markets. This offered tremendous investment opportunities for us.

The market staged a dramatic turnaround in the fourth quarter, driven largely by lower interest rates and easing fears of a financial meltdown. Small- and mid-sized stocks staged an impressive turnaround. The first quarter of 1999 returned to the narrow investment market of the previous few years with small- and mid-cap stocks lagging the larger-cap indices by some of the widest levels in history. Investing in Internet stocks became the focus of the market in this quarter, reaching what we believe were valuations that may never be seen again by investors.

Finally, in the most recent quarter, the market started to broaden as smaller-cap stocks, including those in many cyclical industries, showed signs of life. Our analysts will continue to monitor individual companies, and we will invest in those we believe will have sustainable long-term growth.

Respectfully,

/s/ John W. Ballen                                  /s/ Mark Regan
--------------------------------                    ----------------------------
John W. Ballen                                      Mark Regan
Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.


PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is portfolio manager of MFS(R) Emerging Growth Fund. Mr. Ballen is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Institutional Mid Cap Growth Fund, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Mark Regan is Senior Vice President of MFS Investment Management(R) and the portfolio manager of MFS(R) Mid Cap Growth Fund and a portfolio manager of MFS(R) Institutional Mid Cap Growth Fund. He joined MFS in 1989 as a research analyst. He was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mr. Regan is a graduate of Cornell University and the Sloan School of Management of the Massachusetts Institute of Technology.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $61.9 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from December 28, 1995, through June 30, 1999)
[Graphic Omitted]

           MFS Institutional      Russell Mid Cap         S&P 500
           Mid Cap Growth Fund     Growth Index       Composite Index
--------------------------------------------------------------------------------
12/95          $3,000,000           $3,000,000          $3,000,000
 6/96           3,340,200            3,312,700           3,302,800
 6/97           3,769,600            4,448,900           3,895,600
 6/98           4,868,300            4,831,000           5,790,800
 6/99           5,942,014            5,812,614           7,108,648

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                     1 Year         3 Years          Life*
--------------------------------------------------------------------------------
Cumulative Total Return             +22.05%         +77.80%         +98.07%
--------------------------------------------------------------------------------
Average Annual Total Return         +22.05%         +21.15%         +21.52%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
--------------------------------------------------------------------------------
Average mid-cap fund+              +13.35%         +16.58%         +17.47%
--------------------------------------------------------------------------------
S&P 500 Composite Index**#          +22.76%         +29.11%         +27.95%
--------------------------------------------------------------------------------
Russell Mid Cap Growth Index**      +20.31%         +20.61%         +20.80%
--------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, December 28, 1995, through June 30, 1999. Index returns are from
  January 1, 1996.
 +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.
 #Effective immediately, the S&P 500 Composite Index is no longer being used as a benchmark because it does not adequately reflect the Fund's investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Stocks - 90.7%
------------------------------------------------------------------------------
ISSUER                                                 SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 90.5%
  Automotive - 0.2%
    Federal-Mogul Corp.                                 2,700    $   140,400
------------------------------------------------------------------------------
  Broadcasting
    Radio One, Inc.*                                      100    $     4,650
------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*           12,400    $   627,750
    Kulicke & Soffa Industries, Inc.*                  30,200        809,737
                                                                 -----------
                                                                 $ 1,437,487
------------------------------------------------------------------------------
  Business Services - 7.4%
    BISYS Group, Inc.*                                  6,000    $   351,000
    DST Systems, Inc.*                                  6,900        433,837
    Fiserv, Inc.*                                      25,237        790,234
    IMRglobal Corp.*                                   19,100        367,675
    Learning Tree International, Inc.*                 35,700        390,469
    Policy Management Systems Corp.*                   17,700        531,000
    Quintiles Transnational Corp.*                     22,600        949,200
    Technology Solutions Co.*                          68,475        740,386
                                                                 -----------
                                                                 $ 4,553,801
------------------------------------------------------------------------------
  Coal - 0.1%
    CONSOL Energy, Inc.*                                3,100    $    37,200
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Intuit, Inc.*                                       7,900    $   711,988
------------------------------------------------------------------------------
  Computer Software - Services
    Informatica Corp.*                                     50    $     1,781
------------------------------------------------------------------------------
  Computer Software - Systems - 8.8%
    Ariba, Inc.*                                          200    $    19,450
    Aspen Technology, Inc.*                            24,600        289,050
    Cadence Design Systems, Inc.*                      34,220        436,305
    Checkfree Holdings Corp.*                           3,500         96,469
    Citrix Systems, Inc.*                              24,200      1,367,300
    CSG Systems International, Inc.*                    4,900        128,319
    Edify Corp.*                                       84,000      1,123,500
    Marimba, Inc.*                                        100          5,269
    Redback Networks, Inc.*                                50          6,278
    Security Dynamics Technologies, Inc.*              58,800      1,249,500
    SunGard Data Systems, Inc.*                        17,600        607,200
    Synopsys, Inc.*                                     1,362         75,165
    Vantive Corp.*                                      3,100         35,456
                                                                 -----------
                                                                 $ 5,439,261
------------------------------------------------------------------------------
  Conglomerates
    Valley Media, Inc.*                                   200    $     2,975
------------------------------------------------------------------------------
  Consumer Goods and Services - 4.8%
    Dial Corp.                                          8,800    $   327,250
    LoJack Corp.*                                      33,200        278,050
    Sportsline USA, Inc.*                              65,200      2,339,050
                                                                 -----------
                                                                 $ 2,944,350
------------------------------------------------------------------------------
  Electronics - 9.8%
    Analog Devices, Inc.*                              11,800    $   592,213
    Cable Design Technologies Corp.*                   68,950      1,064,416
    GlobeSpan, Inc.*                                      100          3,975
    KLA-Tencor Corp.*                                  18,700      1,213,162
    MKS Instruments, Inc.*                             16,200        301,725
    Novellus Systems, Inc.*                             5,600        382,200
    SIPEX Corp.*                                       56,700      1,162,350
    Teradyne, Inc.*                                    18,700      1,341,725
                                                                 -----------
                                                                 $ 6,061,766
------------------------------------------------------------------------------
  Entertainment - 6.3%
    Entercom Communications Corp.*                        100    $     4,275
    Gemstar International Group Ltd.*                  55,222      3,603,235
    Hearst-Argyle Television, Inc.*                    10,300        247,200
    Sinclair Broadcast Group, Inc., "A"*                1,400         22,925
                                                                 -----------
                                                                 $ 3,877,635
------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Edwards (A.G.), Inc.                               47,300    $ 1,525,425
------------------------------------------------------------------------------
  Food and Beverage Products - 3.7%
    Del Monte Foods Co.*                               83,300    $ 1,395,275
    Keebler Foods Co.*                                 14,800        449,550
    McCormick & Co., Inc.                               4,000        126,250
    Suiza Foods Corp.*                                  8,100        339,187
                                                                 -----------
                                                                 $ 2,310,262
------------------------------------------------------------------------------
  Internet - 0.5%
    Ask Jeeves, Inc.*                                      50    $       700
    Flycast Communications Corp.*                          50            956
    MapQuest.Com, Inc.*                                    50            816
    Online Resources & Communications Corp.*            4,100         55,606
    Security First Technologies Corp.*                  5,800        261,725
    Software.com, Inc.*                                   100          2,319
    USinternetworking, Inc.*                              100          4,200
                                                                 -----------
                                                                 $   326,322
------------------------------------------------------------------------------
  Machinery - 0.8%
    Applied Science and Technology, Inc.*              23,500    $   528,750
------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Lasersight, Inc.*                                  10,500    $   170,625
    PSS World Medical, Inc.*                           16,700        186,831
                                                                 -----------
                                                                 $   357,456
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 17.7%
    Concentra Managed Care, Inc.*                     129,136    $ 1,912,827
    Cytyc Corp.*                                       93,000      1,813,500
    Health Management Associates, Inc., "A"*           71,600        805,500
    IDEXX Laboratories, Inc.*                          77,200      1,799,725
    Lincare Holdings, Inc.*                            18,300        457,500
    Omnicare, Inc.                                      5,900         74,488
    Steris Corp.*                                      67,800      1,313,625
    Total Renal Care Holdings, Inc.*                  165,643      2,577,819
    Ventana Medical Systems, Inc.*                     11,500        219,937
                                                                 -----------
                                                                 $10,974,921
------------------------------------------------------------------------------
  Oil Services - 3.9%
    Cooper Cameron Corp.*                              25,500    $   945,094
    Diamond Offshore Drilling, Inc.                    14,700        417,112
    Global Industries, Inc.*                           22,700        290,844
    Noble Drilling Corp.*                              38,100        750,094
                                                                 -----------
                                                                 $ 2,403,144
------------------------------------------------------------------------------
  Oils - 3.7%
    Houston Exploration Co.*                           15,100    $   285,956
    Newfield Exploration Co.*                          40,400      1,148,875
    Transocean Offshore, Inc.                          33,800        887,250
                                                                 -----------
                                                                 $ 2,322,081
------------------------------------------------------------------------------
  Pharmaceuticals - 1.8%
    Cytoclonal Pharmaceutics, Inc.*                     6,500    $    41,031
    Sepracor, Inc.*                                    10,500        853,125
    United Therapeutics Corp.*                         20,600        244,625
                                                                 -----------
                                                                 $ 1,138,781
------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Meredith Corp.                                      4,900    $   169,663
    Scholastic Corp.*                                  19,400        982,125
    Ziff-Davis, Inc. - ZDNet*                             100          2,600
                                                                 -----------
                                                                 $ 1,154,388
------------------------------------------------------------------------------
  Retail - 0.5%
    The Great Atlantic & Pacific Tea Company, Inc.      8,400    $   284,025
------------------------------------------------------------------------------
  Special Products and Services - 1.1%
    Gartner Group, Inc.*                                4,000    $    82,000
    Sylvan Learning Systems, Inc.*                        100          2,719
    Verisign, Inc.*                                     6,700        577,875
                                                                 -----------
                                                                 $   662,594
------------------------------------------------------------------------------
  Stores - 3.0%
    BJ's Wholesale Club, Inc.*                         22,600    $   679,412
    CompUSA, Inc.*                                     79,800        593,513
    Gymboree Corp.*                                    55,000        577,500
                                                                 -----------
                                                                 $ 1,850,425
------------------------------------------------------------------------------
  Telecommunications - 8.0%
    Aerial Communications, Inc.*                       59,300    $   800,550
    Copper Mountain Networks, Inc.*                       100          7,725
    Critical Path, Inc.*                                  100          5,531
    Inet Technologies, Inc.*                               50          1,200
    Intermedia Communications, Inc.*                   36,800      1,104,000
    Net Perceptions, Inc.*                                100          2,181
    Network Solutions, Inc.*                           38,500      3,046,313
    Time Warner Telecom, Inc.*                            200          5,800
                                                                 -----------
                                                                 $ 4,973,300
------------------------------------------------------------------------------
Total U.S. Stocks                                                $56,025,168
------------------------------------------------------------------------------
Foreign Stocks - 0.2%
  Bermuda - 0.2%
    Xl Capital Ltd. (Insurance)                         2,008    $   113,452
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $49,207,455)                      $56,138,620
------------------------------------------------------------------------------

Convertible Preferred Stock - 2.0%
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Concentra Managed Care, Inc., 4.50%             1,070,000    $ 1,005,800
    Concentra Managed Care, Inc., 6.00%               260,000        247,000
------------------------------------------------------------------------------
Total Convertible Preferred Stock
 (Identified Cost, $957,513)                                     $ 1,252,800
------------------------------------------------------------------------------

Short-Term Obligations - 6.6%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99,
      at Amortized Cost                            $    4,100      $ 4,100,000
------------------------------------------------------------------------------
Other Short-Term Obligations - 13.4%
------------------------------------------------------------------------------
                                                         SHARES
------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $8,651,404)                 8,651,404      $ 8,651,404
------------------------------------------------------------------------------
Total Investments (Identified Cost, $62,916,372)                   $70,142,824
Other Assets, Less Liabilities - (12.7)%                            (8,240,498)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $61,902,326
------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $62,916,372)               $70,142,824
  Cash                                                                    70,374
  Receivable for investments sold                                        933,254
  Dividends and interest receivable                                       27,462
  Receivable from investment adviser                                      59,379
  Deferred organization expenses                                           2,084
  Other assets                                                               440
                                                                     -----------
      Total assets                                                   $71,235,817
                                                                     -----------
Liabilities:
  Payable for investments purchased                                  $   646,445
  Collaterial for securities loaned, at value                          8,651,404
  Payable to affiliates -
    Management fee                                                           984
    Shareholder servicing agent fee                                           11
    Administrative fee                                                        23
  Accrued expenses and other liabilities                                  34,624
                                                                     -----------
      Total liabilities                                                9,333,491
                                                                     -----------
Net assets                                                           $61,902,326
                                                                     ===========
Net assets consist of:
  Paid-in capital                                                    $48,271,568
  Unrealized appreciation on investments                               7,226,452
  Accumulated undistributed net realized gain on investments           6,404,306
                                                                     -----------
      Total                                                          $61,902,326
                                                                     ===========
Shares of beneficial interest outstanding                             3,802,791
                                                                      =========
Net asset value, redemption price, and offering price per share
  (net assets / shares of beneficial interest outstanding)             $16.28
                                                                       ======
See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $   167,173
    Income on securities loaned                                          25,028
    Dividends                                                            78,727
                                                                    -----------
      Total investment income                                       $   270,928
                                                                    -----------
  Expenses -
    Management fee                                                  $   278,378
    Trustees' compensation                                                5,300
    Shareholder servicing agent fee                                       3,481
    Administrative fee                                                    5,851
    Custodian fee                                                        20,330
    Printing                                                             10,626
    Auditing fees                                                        30,099
    Legal fees                                                            1,875
    Amortization of organization expenses                                 2,097
    Miscellaneous                                                        15,272
                                                                    -----------
      Total expenses                                                $   373,309
    Fees paid indirectly                                                 (7,412)
    Reduction of expenses by investment adviser                         (64,321)
                                                                    -----------
      Net expenses                                                  $   301,576
                                                                    -----------
        Net investment loss                                         $   (30,648)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment transactions    6,683,719
  Change in unrealized appreciation on investments                    3,878,244
                                                                    -----------
      Net realized and unrealized gain on investments               $10,561,963
                                                                    -----------
          Increase in net assets from operations                    $10,531,315
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                        1999                   1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $     (30,648)         $     (53,046)
  Net realized gain on investments                                    6,683,719              6,352,347
  Net unrealized gain on investments                                  3,878,244              1,207,679
                                                                  -------------          -------------
    Increase in net assets from operations                        $  10,531,315          $   7,506,980
                                                                  -------------          -------------
Distributions declared to shareholders from net realized gain
on investments                                                    $  (5,353,020)         $  (1,324,355)
                                                                  -------------          -------------
Net increase in net assets from Fund share transactions           $   7,788,253          $  17,746,250
                                                                  -------------          -------------
      Total increase in net assets                                $  12,966,548          $  23,928,875
Net assets:
  At beginning of period                                             48,935,778             25,006,903
                                                                  -------------          -------------
  At end of period (including accumulated net investment loss
    of $0 and $0, respectively)                                   $  61,902,326          $  48,935,778
                                                                  =============          =============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,                       PERIOD ENDED
                                                 --------------------------------------------------------        JUNE 30,
                                                        1999               1998               1997                  1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 15.04            $ 12.25            $ 11.13                $ 10.00
                                                     -------            -------            -------                -------
Income from investment operations# -
  Net investment loss(S)                             $ (0.01)           $ (0.02)           $ (0.00)**             $ (0.01)
  Net realized and unrealized gain on
    investments and foreign currency                    2.96               3.45               1.40                   1.14
                                                     -------            -------            -------                -------
      Total from investment operations               $  2.95            $  3.43            $  1.40                $  1.13
                                                     -------            -------            -------                -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ (1.71)           $ (0.64)           $ (0.28)               $  --
                                                     -------            -------            -------                -------
Net asset value - end of period                      $ 16.28            $ 15.04            $ 12.25                $ 11.13
                                                     =======            =======            =======                =======
Total return                                          22.05%             29.15%             12.80%                 11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           0.66%              0.66%              0.66%                  0.70%+
  Net investment loss                                (0.07)%            (0.17)%            (0.01)%                (0.25)%+
Portfolio turnover                                      147%               143%               136%                    33%
Net assets at end of period (000 omitted)            $61,902            $48,936            $25,007                $ 8,149

(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund, excluding management fees, at no more than 0.05% of average daily net assets effective May 3, 1996. During the period December 28, 1995, through May 2,
   1996, the investment adviser agreed to maintain the expenses at no more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                             $ (0.03)            $(0.04)            $(0.04)                $(0.09)
    Ratios (to average net assets):
      Expenses##                                       0.80%              0.83%              0.99%                  2.59%+
      Net investment loss                            (0.21)%            (0.35)%            (0.34)%                (2.14)%+

 *For the period from the commencement of the Fund's investment operations, December 28, 1995, through June 30, 1996.
**The per share amount was less than $0.01.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $8,393,201. These loans were collateralized by cash of $8,651,404, and U.S. Treasury securities of $17,692. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is reflected on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1999, $30,648 was reclassified to accumulated undistributed net investment loss from accumulated net realized gain on investments due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses, exclusive of management fees, such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $69,090,492 and $67,803,444, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                           $63,077,440
                                         -----------
Gross unrealized appreciation            $10,354,574
Gross unrealized depreciation             (3,289,190)
                                         -----------
    Net unrealized appreciation          $ 7,065,384
                                         ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                             YEAR ENDED JUNE 30, 1999          YEAR ENDED JUNE 30, 1998
                                       ------------------------------   -------------------------------
                                             SHARES            AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                 591,135      $  8,860,303       1,169,138       $17,272,721
Shares issued to shareholders in
  reinvestment
  of distributions                          366,582         4,904,864          90,842         1,125,529
Shares reacquired                          (409,523)       (5,976,914)        (46,638)         (652,000)
                                           --------      ------------       ---------       -----------
    Net increase                            548,194      $  7,788,253       1,213,342       $17,746,250
                                           ========      ============       =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1999, was $419. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Mid Cap Growth Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for each of the years in the four-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

FEDERAL TAX INFORMATION

The Fund has designated $1,817,363 as a capital gain dividend.

For the year ended June 30, 1999, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 1.46%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

IMC-2 8/99 .5M